Subsequent Events	3 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

On April 22, 2026, the Company entered into a sales agreement (the “Sales Agreement”) with Roth Capital Partners, LLC and H.C. Wainwright & Co., LLC as agents (collectively, the “Agents”). Pursuant to the terms of the Sales Agreement, the Company may offer and sell up to $30,000,000 of its Ordinary Shares from time to time through the Agents (the “Offering”). The Agents will use their reasonable best efforts, as agents and subject to the terms of the Sales Agreement, to sell the Shares offered. Sales of the Shares, if any, may be made in sales deemed to be an “at-the-market offering” as defined in Rule 415 under the Securities Act of 1933, as amended. The Agents will be entitled to a commission from the Company of 3.0% of the gross proceeds from the sale of Shares sold under the Sales Agreement. In addition, the Company has agreed to reimburse certain expenses incurred by the Agents in connection with the Offering. The Sales Agreement contains customary representations, warranties, and agreements of the Company and the Agents, indemnification rights and obligations of the parties and termination provisions. The Company intends to use any net proceeds from the Offering for working capital and general corporate purposes. As of the date of this report, the Company raised gross proceeds of approximately $1.1 million through the issuance of 92,745 Ordinary Shares under the Sales Agreement, at an average selling price of $11.5040 per share.